MMLP 3Q 2018 ADJUSTED EBITDA COMPARISON TO GUIDANCE Exhibit 99.2 Natural Gas Terminalling Sulfur Marine Interest 3Q18 SG&A Services * & Storage Services Transportation Expense Actual* Income from Continuing Operations $(0.7) $4.7 $3.1 $0.8 $(4.5) $(13.1) $(9.7) Interest Expense Add-back -- -- -- -- -- $13.1 $13.1 Depreciation & amortization $5.3 $9.3 $2.1 $2.0 -- -- $18.7 Loss on sale of property, plant and equipment -- $0.4 -- -- -- -- $0.4 Unrealized mark-to-market on commodity derivatives $2.4 -- -- -- -- -- $2.4 Unit-based compensation -- -- -- -- $0.4 -- $0.4 Income tax expense -- -- -- -- $0.1 -- $0.1 Adjusted EBITDA $7.0 $14.4 $5.2 $2.8 $(4.0) $0.0 $25.4 2018E 3Q18 3Q18 2018E 3Q18 3Q18 Natural Gas Services * Terminalling & Storage Guidance Guidance Actual Guidance Guidance Actual Cardinal Gas Storage $31.2 $6.4 $6.0 Shore-Based Terminals $10.7 $3.1 $2.8 Butane $23.5 $1.5 $0.6 Martin Lubricants $10.6 $3.0 $3.1 NGLs $1.3 $0.4 $0.2 Smackover Refinery $20.9 $5.0 $5.1 Propane $4.0 $0.2 $0.2 Specialty Terminals $10.4 $2.6 $2.3 Total NGS * $60.0 $8.5 $7.0 Hondo Asphalt $4.6 $1.2 $1.1 Total T&S $57.2 $14.9 $14.4 2018E 3Q18 3Q18 2018E 3Q18 3Q18 Sulfur Services Marine Transportation Guidance Guidance Actual Guidance Guidance Actual Fertilizer $12.6 $4.9 $1.5 Inland $11.0 $2.5 $3.1 Molten Sulfur $7.0 $1.5 $1.6 Offshore $3.5 $0.9 $0.8 Sulfur Prilling $7.0 $1.8 $2.1 Marine USG&A $(4.4) $(1.1) $(1.1) Total Sulfur Services $26.6 $8.2 $5.2 Total Marine Transportation $10.1 $2.3 $2.8 $ millions Unallocated SG&A $(16.0) $(3.9) $(4.0) *Excludes equity in earnings of, distributions from, and the gain on disposition of Total Adjusted EBITDA * $137.9 $30.0 $25.4 WTLPG through July 31, 2018.

MMLP 9 MONTHS ENDED 2018 ADJUSTED EBITDA Natural Gas Terminalling Marine Interest Sulfur Services SG&A 9M 2018 * Services * & Storage Transportation Expense Income from continuing operations $19.1 $11.1 $14.4 $1.7 $(13.4) $(39.6) $(6.7) Interest expense add back -- -- -- -- -- $39.6 $39.6 Depreciation and amortization $15.9 $31.2 $6.2 $5.5 -- -- $58.8 Loss on sale of property, plant and equipment $0.1 $0.4 -- $0.4 -- -- $0.9 Unrealized mark-to-market on commodity derivatives $2.9 -- -- -- -- -- $2.9 Unit-based compensation -- -- -- -- $0.9 -- $0.9 Income tax expense -- -- -- -- $0.4 -- $0.4 Adjusted EBITDA $38.0 $42.7 $20.6 $7.6 $(12.1) $0.0 $96.8 MMLP 4Q 2018E ADJUSTED EBITDA GUIDANCE Natural Gas Terminalling Sulfur Marine Interest SG&A 4Q2018E * Services * & Storage Services Transportation Expense Income from continuing operations $15.8 $5.5 $3.0 $0.8 $(3.9) $(11.3) $9.9 Interest expense add back -- -- -- -- -- $11.3 $11.3 Depreciation and amortization $6.2 $9.0 $2.9 $1.8 -- -- $19.9 Income tax expense -- -- -- -- $0.1 -- $0.1 Adjusted EBITDA $22.0 $14.5 $5.9 $2.6 $(3.8) $0.0 $41.2 *Excludes equity in earnings of, distributions from, and the gain on disposition of WTLPG through July 31, 2018.

USE OF NON-GAAP FINANCIAL INFORMATION The Partnership's management uses a variety of financial and operational measurements other than its financial statements prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”) to analyze its performance. These include: (1) net income before interest expense, income tax expense, and depreciation and amortization (“EBITDA”), and (2) adjusted EBITDA. The Partnership's management views these measures as important performance measures of core profitability for its operations and the ability to generate and distribute cash flow, and as key components of its internal financial reporting. The Partnership's management believes investors benefit from having access to the same financial measures that management uses. EBITDA and Adjusted EBITDA. Certain items excluded from EBITDA and adjusted EBITDA are significant components in understanding and assessing an entity's financial performance, such as cost of capital and historical costs of depreciable assets. The Partnership has included information concerning EBITDA and adjusted EBITDA because it provides investors and management with additional information to better understand the following: financial performance of the Partnership's assets without regard to financing methods, capital structure or historical cost basis; the Partnership's operating performance and return on capital as compared to those of other similarly situated entities; and the viability of acquisitions and capital expenditure projects. The Partnership's method of computing adjusted EBITDA may not be the same method used to compute similar measures reported by other entities. The economic substance behind the Partnership's use of adjusted EBITDA is to measure the ability of the Partnership's assets to generate cash sufficient to pay interest costs, support its indebtedness and make distributions to its unitholders. EBITDA and adjusted EBITDA should not be considered alternatives to, or more meaningful than, net income, cash flows from operating activities, or any other measure presented in accordance with GAAP. The Partnership's method of computing these measures may not be the same method used to compute similar measures reported by other entities.